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                                  Exhibit 99.1
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          In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange
Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of this Schedule 13D dated February 8, 2002 with respect to the Series A shares of Eimo Oyj. This joint filing agreement shall be filed as an Exhibit to such Schedule 13D.

Date:     February 8, 2002                         /s/ Jalo Paananen
                                                   -----------------------------
                                                   Jalo Paananen


                                                   /s/ Elmar Paananen
                                                   -----------------------------
                                                   Elmar Paananen


                                                   /s/ Annamari Jukko
                                                   -----------------------------
                                                   Annamari Jukko


                                                   /s/ Topi Paananen
                                                   -----------------------------
                                                   Topi Paananen


                                                   /s/ Anja Paananen
                                                   -----------------------------
                                                   Anja Paananen



                                                   E.A.T-INVEST OY


                                                   By: /s/ Elmar Paananen
                                                      --------------------------

                                                   Title:  President
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                                                   NOSTERA OY


                                                   By: /s/ Jalo Paananen
                                                      --------------------------

                                                   Title:  Chairman
                                                         -----------------------